UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2010

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Ghost Technology, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-31705	91-2007477
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd., Suite 403, Aventura, FL33180
 (Address of Principal Executive Office) (Zip Code)

(786) 923-5954
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01	Other Events

Ghost Technology, Inc. will be holding its 2010 Annual Shareholders Meeting on August 20, 2010 at the Sheraton Padova Hotel and Conference Center, Corso Argentina, 5, 35`29 Padova, Italy 049 780 8230.  The meeting will begin at 11:00 AM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ghost Technology, Inc.

By:	/s/ Gracchi Gianfranco
Gracchi Gianfranco Chief Executive Officer

Date:  July 30, 2010